EXHIBIT 10.2

                                 [Form of Note]

THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE
HOLDER: (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") OR AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) PROMULGATED UNDER THE SECURITIES ACT (A "ACCREDITED INSTITUIONAL INVESTOR"), (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIRIES OR (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB OR ACCREDITED INSTITUTIONAL INVESTOR IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                  Unless this certificate is presented by an authorized representative of The Depositary Trust Company, a New York corporation ("DTC"), New York, New York, to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co., or to such other entity as is requested by an authorized representative of DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


                                                          CUSIP No.
                                                          $[                   ]
No.[  ]
                                           Issuance Date: [                    ]


                              OMNIPOINT CORPORATION

                        SENIOR NOTE DUE DECEMBER 21, 2003

         OMNIPOINT CORPORATION, a Delaware corporation (together with its successors, the "Company"), for value received hereby promises to pay to the order of [ ](the "Holder") and registered assigns the principal sum of [ ] DOLLARS AND 00/100 CENTS on December 21, 2003 together with accrued and unpaid interest on the unpaid principal balance of this Note at the fixed rate of 14% per annum and payable on the dates as set forth below.

         This Note is one of a duly authorized issue of Notes of Company referred to in the Note Purchase Agreement dated as of December 21, 1998 (as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the "Agreement") among the Company and the purchasers listed on Schedule A thereto (and any Supplement to such Schedule
A)(collectively, the "Purchasers"), and is entitled to the benefits of the Agreement. Each holder of this Note will be deemed, by its acceptance hereof, to have agreed to the terms and conditions of the Agreement. The Notes are transferable and assignable to one or more purchasers in accordance with the limitations set forth in the Agreement. Reference is hereby made to the Agreement for a more complete statement of the terms and conditions with regard to the issuance, sale and purchase, and repayment of this Note (the provisions of which shall for all purposes be deemed incorporated herein by reference and have the same effect as if fully set forth herein). If any term of this Note conflicts with the Agreement, the terms of the Agreement shall control. Capitalized terms not otherwise defined in this Note have the meanings ascribed to them in the Agreement.

         Interest at the rate set forth above (the "Base Interest") will be payable by the Company on the unpaid principal balance of this Note from the most recent Payment Date (as defined below) to which interest has been paid on this Note, or if no interest has been paid on this Note, from the date of issuance set forth above, until payment in full of the principal sum hereof has been made, semi-annually in arrears (to the holders of record of the Notes, as reflected in the Register at the close of business on December 1 or June 1 immediately preceding the Payment Date) on December 15 and June 15 (unless such day is not a Business Day, in which event on the next preceding Business Day) (each a "Payment Date") of each year in which this Note remains outstanding, commencing on August 15, 1999. Interest on past due amounts under this Note shall accrue interest at the rate borne by this Note as set forth above plus 2% per annum and will be payable by the Company on demand of the Holder. In addition, the Company will pay Additional Interest, if any, as and when due in accordance with Section 8.2(c) of the Agreement. Interest on this Note will be calculated on the basis of a 360-day year consisting of twelve (12) 30-day months.

         All Base Interest payments due on each Payment Date, upon each Optional Redemption (on the amount so redeemed) or other applicable Base Interest payment date hereunder or under the Agreement, may be made at the option of the Company, in whole or in part, either (a) in cash, or (b) in lieu of cash through the issuance of additional notes in substantially the same form as Exhibit 1 to the Agreement valued at 100% of their principal amount ("PIK Senior Notes"), dated such Payment Date or other applicable payment date, in a principal amount equal to the amount of interest not paid in cash in respect of this Note on such Payment Date or other applicable payment date; provided, however, that the Company shall be prohibited from paying cash with respect to any and all such Base Interest payments which are required to be made on any Payment Date on or prior to December 15, 1999. With respect to any and all payments in the form of PIK Senior Notes pursuant to this Paragraph due on any Payment Date or any other applicable payment date, the Company shall give notice to the Paying Agent not less than 5 nor more than 45 days prior to the record date for such Payment Date, and shall instruct the Paying Agent to deliver a PIK Senior Note, dated such Payment Date or other applicable payment date, in a principal amount equal to the amount of interest not paid in cash in respect of this Note on such Payment Date or other applicable payment date. Any such PIK Senior Note shall be governed by the Agreement and shall be subject to the same terms (including the rate of interest from time to time payable thereon) as this Note (except, as the case may be, with respect to the issuance date and aggregate principal amount). PIK Senior Notes shall not be transferred in denominations of less than $1,000, provided that if necessary to enable the registration of transfer by a Holder of its entire holding of this Note and all other Notes owned by the Holder, any portion less than $1,000 shall be paid by the Company upon written request of the Holder. Payments of principal and interest in respect of this Note in cash shall be made by wire transfer of immediately available funds to the Holder's account (the "Bank Account") at such bank in the United States as may be specified in writing by the Holder to the Company in accordance with the notice provisions of the Agreement, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Payments in respect of the Notes represented by a Book Entry-Note (including principal amount and interest accrued and unpaid) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company.

         The Paying Agent shall, and the Holder hereby authorizes the Paying Agent to, keep at its principal office (or such other office as the Paying Agent may designate in writing to the Holder) a register (the "Register") in which shall be entered the names and addresses of the registered Holders of the Notes and particulars of the respective Notes held by them and of all transfers of such Notes. References to the "Holder" or "Holders" shall mean the Person listed in the Register as the payee of any Note. The ownership of the Notes shall be proven by the Register. Until notified in writing of the transfer of this Note, the Paying Agent shall be entitled to deem the Holder, or such person in whose name this Note is registered in the Register, as the holder and owner of this Note.

         Upon the occurrence of an Event of Default, the unpaid balance of principal of this Note, together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Agreement.

         This Note is subject to Optional Redemption and an offer to purchase upon a Change of Control in accordance with the Agreement.

         THIS NOTE SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date of issuance set forth above.




                                            OMNIPOINT CORPORATION, as Issuer


                                            By: /s/ Harry Plonskier
                                            ----------------------
                                            Name:  Harry Plonskier
                                            Title:  Treasurer